CONVERTIBLE NOTES	12 Months Ended
Dec. 31, 2018
CONVERTIBLE NOTES
CONVERTIBLE NOTES

11.          CONVERTIBLE NOTES

On February 14, 2017, the Company completed an offering of $100,000 aggregate principal amount of unsecured convertible senior subordinated notes due 2022 (the “Notes”) which mature on March 15, 2022 and bear an interest rate of 2.25% per annum, payable semi-annually in arrears on March 15 and September 15 of each year.

The Notes are convertible into common shares of the Company at a fixed conversion rate, subject to certain anti-dilution adjustments. In addition, if certain fundamental changes occur, holders of the Notes may be entitled to an increased conversion rate. The Notes are convertible into common shares of the Company at an initial conversion rate of 62.5 common shares per $1 principal amount of Notes converted, representing an initial conversion price of $16.00 per common share.

The Company may not redeem the Notes before March 20, 2020, except in the event of certain changes in Canadian tax law. At any time on or after March 20, 2020, the Company may redeem all or part of the Notes for cash, but only if the last reported sale price of the Company’s common shares for 20 or more trading days in a period of 30 consecutive trading days exceeds 130% of the conversion price. The redemption price will equal to the sum of (1) 100% of the principal amount of the notes to be redeemed and (2) accrued and unpaid interest, if any, to the redemption date.

The Company is required to offer to purchase for cash all of the outstanding Notes upon a fundamental change, at a purchase price in cash equal to 100% of the principal amount of the Notes to be purchased, plus accrued and unpaid interest, if any, to the fundamental change purchase date.

At initial recognition, the net proceeds of the Notes were bifurcated into its debt and equity components of $71,685 and $24,110  ($17,603 net of deferred tax) respectively. The fair value of the debt portion was estimated using a discounted cash flow model method based on an expected life of five years and a discount rate of 8.6%.

The debt portion has been designated a financial liability at amortized cost and is recorded net of transaction costs and accreted over the expected life using the effective interest rate of 7.8%. For the year ended December 31, 2018,  $5,568 (2017 – $2,807) of accretion of convertible notes was expensed to the statement of earnings (loss) and nil (2017 – $2,090) was capitalized to mineral properties, plant and equipment.

The movement in the debt portion of the Notes during the period comprised the following:

	For the year ended
	December 31,	December 31,
	2018	2017
Opening balance	$76,582	$—
Face value of convertible notes	—	100,000
Transaction costs associated with convertible notes	—	(4,205)
Equity component of convertible notes, net of allocated transaction costs	—	(24,110)
Accretion of convertible notes	5,568	4,897
Ending balance	$82,150	$76,582